Exhibit 10.5

Arca Nova Acquisition Corp

301 S McDowell Street Suite 125

Charlotte, NC 28204

Ladies and Gentlemen:

Arca Nova Acquisition Corp (the “Company”), a blank check company formed for the purpose of acquiring one or more businesses or entities (a “Business Combination”), intends to register its securities under the Securities Act of 1933, as amended (“Securities Act”), in connection with its initial public offering (“IPO”), pursuant to a registration statement on Form S-1 (“Registration Statement”).

The undersigned hereby commits that it will purchase 176,500 units of the Company (“Private Units”), each Private Unit consisting of one ordinary share of the Company, no par value (the “Ordinary Shares”) and one-half of one redeemable warrant with each whole warrant entitling the holder thereof to purchase one ordinary share at a price of $11.50 per share, subject to adjustment, at $10.00 per Private Unit, for a purchase price of $1,765,000 (the “Private Unit Purchase Price”).

The undersigned hereby agrees that it will purchase an additional amount of units of the Company (“Over-Allotment Units”), up to a maximum of 7,500 Over-Allotment Units, or a maximum purchase price of $75,000 (“Over-Allotment Unit Purchase Price”, together with the Private Unit Purchase Price, the “Purchase Price”), in the event Maxim Group LLC (“Maxim”) exercises its over-allotment option, such that the amount held in the trust account (as described in the Registration Statement) does not fall below $10.00 per share for each Ordinary Share sold in the IPO.

At least twenty-four (24) hours prior to the effective date of the Registration Statement, the undersigned will cause the Private Unit Purchase Price to be delivered to Loeb & Loeb LLP (“Loeb”), counsel for the Company, by wire transfer as set forth in the instructions attached as Exhibit A to hold in a non-interest bearing account until the Company consummates the IPO.

The consummation of the purchase and issuance of the Private Units shall occur simultaneously with the consummation of the IPO and the consummation of the purchase and issuance of the Over-Allotment Units shall occur simultaneously with the closing of any exercise of the over-allotment option related to the IPO. Simultaneously with the consummation of the IPO, Loeb shall deposit the Private Unit Purchase Price, without interest or deduction, into the trust fund (“Trust Fund”) established by the Company for the benefit of the Company’s public shareholders as described in the Registration Statement. If the Company does not complete the IPO within ten (10) days from the date of this letter, the Private Unit Purchase Price (without interest or deduction) will be returned to the undersigned.

Each of the Company, and the undersigned acknowledges and agrees that Loeb is serving hereunder solely as a convenience to the parties to facilitate the purchase of the Private Units and the Over-Allotment Units and Loeb’s sole obligation under this letter agreement is to act with respect to holding and disbursing the Purchase Price as described above. Loeb shall not be liable to the Company, Maxim or the undersigned or any other person or entity in respect of any act or failure to act hereunder or otherwise in connection with performing its services hereunder unless Loeb has acted in a manner constituting gross negligence or willful misconduct. The Company and the undersigned shall indemnify Loeb against any claim made against it (including reasonable attorney’s fees) by reason of it acting or failing to act in connection with this letter agreement except as a result of its gross negligence or willful misconduct. Loeb may rely and shall be protected in acting or refraining from acting upon any written notice, instruction or request furnished to it hereunder and believed by it to be genuine and to have been signed or presented by the proper party or parties.

The Private Units and Over-Allotment Units will be identical to the units to be sold by the Company in the IPO, subject to limited exceptions as further described in the Registration Statement. Additionally, the undersigned agrees:

●	to vote the Ordinary Shares included in the Private Units and Over-Allotment Units in favor of any proposed Business Combination;

●	not to propose, or vote in favor of, an amendment to the Company’s Second Amended and Restated Memorandum and Articles of Association , as amended and/or restated from time to time, that would affect the substance or timing of the Company’s obligation to redeem 100% of the Company’s Ordinary Shares sold in the IPO if the Company does not complete an initial Business Combination within 21 months from the closing of the IPO, unless the Company provides the holders of Ordinary Shares sold in the IPO with the opportunity to redeem their Ordinary Shares upon approval of any such amendment at a per-share price, payable in cash, equal to the aggregate amount of the Trust Fund, including interest earned on Trust Fund and not previously released to the Company to pay the Company’s income taxes, divided by the number of then outstanding Ordinary Shares sold in the IPO;

●	not to convert any Ordinary Shares included in the Private Units and Over-Allotment Units into the right to receive cash from the Trust Fund in connection with a shareholder vote to approve either a Business Combination or an amendment to the provisions of the Company’s Second Amended and Restated Memorandum and Articles of Association , as amended and/or restated from time to time, and not to tender the Private Units and Over-Allotment Units in connection with a tender offer conducted prior to the closing of a Business Combination;

●	not to participate in any liquidation distribution with respect to the Private Units, the Over-Allotment Units and any Ordinary Shares acquired prior to the IPO (but will participate in liquidation distributions with respect to any units or Ordinary Shares purchased by the undersigned in the IPO or in the open market) if the Company fails to consummate a Business Combination;

●	that the Private Units, Over-Allotment Units and underlying securities will not be transferable until after the consummation of a Business Combination except (i) to the Company’s pre-IPO shareholders, Maxim Group LLC or to the Company’s officers, directors, advisors and employees, (ii) transfers to the undersigned’s affiliates or its members upon its liquidation, (iii) to relatives and trusts for estate planning purposes, (iv) by virtue of the laws of descent and distribution upon death, (v) pursuant to a qualified domestic relations order, (vi) by certain pledges to secure obligations incurred in connection with purchases of the Company’s securities, (vii) by private sales made in connection with the consummation of a Business Combination at prices no greater than the price at which the Private Units were originally purchased or (viii) to the Company for cancellation in connection with the consummation of a Business Combination, in each case (except for clause viii) where the transferee agrees to the terms of the transfer restrictions; and

●	the Private Units and Over-Allotment Units will include any additional terms or restrictions as is customary in other similarly structured blank check company offerings or as may be reasonably required by the underwriters in the IPO in order to consummate the IPO, each of which will be set forth in the Registration Statement.

The undersigned acknowledges and agrees that the purchaser of the Private Units and Over-Allotment Units will execute agreements in form and substance typical for transactions of this nature necessary to effectuate the foregoing agreements and obligations prior to the consummation of the IPO as are reasonably acceptable to the undersigned, including but not limited to an insider letter.

The Company shall issue the Private Units and the Over-Allotment Units (and their underlying securities) in the name of the undersigned. The undersigned acknowledges and agrees that the Private Units and the Over-Allotment Units (including their underlying securities) will bear the following legends and appropriate “stop transfer” instructions:

“THESE SECURITIES (i) HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND THESE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FILED UNDER THE SECURITIES ACT, (B) TO A NON-U.S. PERSON IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (C) PURSUANT TO THE RESALE LIMITATIONS SET FORTH IN RULE 905 OF REGULATION S UNDER THE SECURITIES ACT, (D) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (E) PURSUANT TO ANY OTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION. HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.”

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A LETTER AGREEMENT BETWEEN ARCA NOVA ACQUISITION CORP AND DDC ACQUISITION CORP AND MAY ONLY BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED DURING THE TERM OF THE LOCKUP PURSUANT TO THE TERMS SET FORTH THEREIN.”

The undersigned hereby represents and warrants that  :

(a)	it has been advised that the Private Units and Over-Allotment Units have not been registered under the Securities Act;

(b)	it will be acquiring the Private Units and Over-Allotment Units for its own account for investment purposes only and not for the account or benefit of any other person, and not with a view to, or for offer or sale in connection with, any distribution thereof, and it has no present arrangement to sell, transfer or otherwise dispose of the Private Units and Over-Allotment Units in violation of the securities laws of the United States;

(c)	it has no present intention of selling or otherwise disposing of the Private Units and Over-Allotment Units in violation of the securities laws of the United States;

(d)	it is an “accredited investor” as defined by Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended;

(e)	it has had both the opportunity to ask questions and receive answers from the officers and directors of the Company and all persons acting on its behalf concerning the terms and conditions of the offer made hereunder;

(f)	it is familiar with the proposed business, management, financial condition and affairs of the Company;

(g)	it has full power, authority and legal capacity to execute and deliver this letter and any documents contemplated herein and to carry out and consummate the transactions contemplated hereby; and

(h)	this letter constitutes its legal, valid and binding obligation, and is enforceable against it

(i)	the execution, delivery and performance of this letter and the consummation by it of the transactions contemplated hereby do not violate, conflict with or constitute a default under (i) its organizational documents, (ii) any agreement, indenture or instrument to which it is a party or by which it is bound, or (iii) any applicable law, statute, rule, regulation, order, judgment or decree applicable to it;

(j)	this letter has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general principles of equity, regardless of whether enforcement is sought in a proceeding at law or in equity.

This letter agreement constitutes the entire agreement between the undersigned and the Company with respect to the purchase of the Private Units and Over-Allotment Units, and supersedes all prior and contemporaneous understandings, agreements, representations and warranties, both written and oral, with respect to the same.

Very truly yours,

DDC Acquisition Corp

By:
	Name:	Norma Ka Yin Chu
	Title:	Director

Accepted and Agreed:

Arca Nova Acquisition Corp

By:
	Name:	Norma Ka Yin Chu
	Title:	Chief Executive Officer

Exhibit A

Wire Instructions

[Bank Name: Citigroup Private Bank

Bank Address: 153 East 53rd Street

New York, NY 10022

Account Name: Loeb & Loeb LLP – Trust Account

Account Number: 24576266

Routing/ABA Number (Domestic Wires): 021000089

Swift Code (Foreign Wire): CITIUS33

Note: Arca Nova 249025/10001]

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